SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

DWS Target 2010 Fund DWS Target 2011 Fund DWS Target 2012 Fund	DWS Target 2013 Fund DWS Target 2014 Fund

Effective May 1, 2010, the following information replaces disclosure in the “Investing in Common Stocks” sub–section of “The Fund’s Main Investment Strategy” section of each fund’s prospectus:

Investing in Equities. With respect to fund assets not invested in Zero Coupon Treasuries (the equity portion), the fund will seek to achieve capital growth through professional management and diversification of investments primarily in common stocks or investment vehicles that provide exposure to common stocks. While the fund may invest directly in common stocks, the fund currently intends to invest the equity portion primarily in Exchange Traded Funds (“ETFs”). An ETF is a fund that typically holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry index.

The fund’s portfolio management team intends to invest in large, liquid ETFs that may invest in common stocks of companies of any size, across a broad range of industries and markets, but that emphasize larger capitalization domestic companies. In selecting among ETFs that are believed to satisfy these criteria, the portfolio management team considers, among other things, the historical performance record of the ETFs relative to their benchmarks, and the reasonableness of their fee structures.

Of course, there can be no assurance that by following these investment strategies the fund will achieve its objectives.

Effective May 1, 2010, the following information is added to the disclosure in the “Main Risks” section of each fund’s prospectus:

ETF Risk. An ETF is a fund that typically holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry index. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne by the ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.

Effective May 1, 2010, the following information replaces similar disclosure in the “Portfolio management” section of each fund’s prospectus:

The following people handle the day–to–day management of each fund:

William Chepolis, CFA. Managing Director. Portfolio Manager of the fund. Joined the fund in 2005.

●	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.
●	Portfolio Manager for Retail Fixed Income: New York.
●	BIS, University of Minnesota.

Ohn Choe, Associate. Portfolio Manager of the fund. Joined the fund in 2006.

●	Portfolio Manager for Retail fixed Income: NewYork.
●	Joined Deutsche Asset Management in 2005.
●	BSBA, Georgetown University.

Please Retain This Supplement for Future Reference

March 17, 2010 00073198	[DWS INVESTMENTS LOGO] Deutsche Bank Group